                                   ASSIGNMENT

     KNOW THAT P.W. MEDICAL MANAGEMENT, INC. ("Assignor"), in consideration of the sum of Ten ($10.00) Dollars paid by P.W. CAPITAL CORP. ("Assignee"), and for other good and valuable consideration, does hereby assign unto the Assignee a certain Agreement ("Agreement") effective as of the 14th day of April, 1994 by and between Assignor and NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. ("Health Card") for the purpose of providing consulting services to Health Card in accordance with the terms as set forth in the Agreement.

     TO HAVE AND TO HOLD the same unto the Assignee, its successors, personal representatives and assigns from and after the date hereof, for all the rest of the term of the Agreement, subject to the terms, covenants, conditions and limitations therein contained.

     In order to induce Health Card to consent to this assignment and Assignee to accept this assignment, Assignor represents to Assignee that:

     a. Assignor has full right and authority to assign the Agreement;

     b. Assignor has fully performed all the terms, covenants and conditions of the Agreement on Assignor's part to be performed to the effective date hereof; and

     c. Assignor has not done or suffered anything to be done which might impose any liability on Assignee.

     The covenants and representations herein shall survive the delivery hereof.

     Whenever the text hereof requires, the singular number as used herein shall include the plural and all genders.


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     IN WITNESS WHEREOF,  the Assignor has executed this Assignment this 1st day of July, 1996.

                                   ASSIGNOR:

                                   P.W. MEDICAL MANAGEMENT, INC.
                                   By:


                                   /s/ Bert E. Brodsky
                                   -------------------------------
                                   Bert E. Brodsky, President


                                   ASSIGNEE:

                                   P.W. CAPITAL CORP.
                                   By:


                                   /s/ Bert E. Brodsky
                                   --------------------------------
                                   Bert E. Brodsky, President


                                   CONSENT TO ASSIGNMENT:

                                   NATIONAL MEDICAL HEALTH
                                     CARD SYSTEMS, INC.
                                   By:


                                   /s/ Linda Portney
                                   --------------------------------
                                   Linda Portney, President